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                                                                    Exhibit 99.2


ALADDIN SYSTEMS HOLDINGS, INC.

Quarterly Report on Form 10-QSB
for the Quarter ended March 31, 2003


                                  CERTIFICATION


            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         The undersigned, who is the Chief Executive Officer of Aladdin Systems Holdings, Inc. (the "Company"), hereby certifies that (i) the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, as filed by the Company with the Securities and Exchange Commission (the "Quarterly Report"), to which this Certification is an Exhibit, fully complies with the applicable requirements of Section 13(a) and 15(d) of the Exchange Act; and (ii) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2003                              /s/ Jonathan Kahn
                                                 -----------------------------
                                                 Jonathan Kahn
                                                 Chief Executive Officer



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                                                                    Exhibit 99.2

ALADDIN SYSTEMS HOLDINGS, INC.

Quarterly Report on Form 10-QSB
for the Quarter ended March 31, 2003


                                  CERTIFICATION


            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         The undersigned, who is the Chief Financial Officer of Aladdin Systems Holdings, Inc. (the "Company"), hereby certifies that (i) the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, as filed by the Company with the Securities and Exchange Commission (the "Quarterly Report"), to which this Certification is an Exhibit, fully complies with the applicable requirements of Section 13(a) and 15(d) of the Exchange Act; and (ii) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2003                               /s/ Alexandra Gonzalez
                                                  -----------------------------
                                                  Alexandra Gonzalez
                                                  Chief Financial Officer




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